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                                                                      EXHIBIT 99

                               TRANSCANADA CAPITAL

               CASH TRANSACTIONS - ADMINISTRATIVE TRUSTEE'S REPORT

12/31/02    Receipt of Interest on TransCanada PipeLines Limited 8.75%      $3,500,196.88
            Junior Subordinated Debentures due July 24, 2045

12/31/02    Funds disbursed to Holders of TransCanada Capital               $3,500,196.88
            Cumulative Trust Originated Preferred Securities and
            Common Stock

Dated: January 13, 2003

By: THE BANK OF NEW YORK
As Administrative Trustee

By: /s/ VANESSA MACK
    ------------------------------
    Vanessa Mack
    Assistant Vice-President



                                  END OF FILING